Exhibit 10.31

AMENDMENT NUMBER ONE TO GROUND

LEASE AGREEMENT

STATE OF LOUISIANA:

PARISH OF CALCASIEU:

This Amendment Number One to Ground Lease Agreement is entered into as of this 27th day of May, 2005, by and between:

LAKE CHARLES HARBOR & TERMINAL DISTRICT, a political subdivision of the State of Louisiana, hereinafter called the “District”, and represented by it duly authorized Acting Port Director, R. Adam McBride; and

PNK (LAKE CHARLES), L.L.C. a Louisiana Limited Liability Company, federal tax identification number 02-0614452, hereinafter sometimes referred to as “Tenant”, and represented by its sole member, Pinnacle Entertainment, Inc., through its duly authorized representative,

WHEREAS:

As of August 21, 2003, but effective August 19, 2002, the District and the Tenant entered into a Ground Lease Agreement (the “Lease”) whereby the District leased to the Tenant certain property (the “Project Site” as defined in the Lease) owned by the District and located within the City of Lake Charles, Parish of Calcasieu, State of Louisiana, more fully described by reference to that certain Memorandum of Lease dated August 21, 2003, and recorded under Clerk’s File No. 2639841 in Conveyance Book 3026, page 632, of the public records of Calcasieu Parish, State of Louisiana; and

WHEREAS the District and the Tenant wish to amend the Lease in two (2) respects:

(A) To include within the Project Site two (2) parcels of real property as described on Exhibits “A-1” and “A-2” and depicted on Exhibits “A-3” and “A-4” respectively, attached hereto and made a part hereof, in order that the Project Site will be one contiguous parcel of property adjacent to property owned by the Tenant; and

(B) To include within the Project Site a third (3) parcel of real property along the northeast boundary of the Project Site as described on Exhibit “B” and depicted on Exhibit “B-1”, attached hereto and made a part hereof, in order to provide for modifications to a roadway to be constructed by the Tenant on the Project Site which will connect with the north end of the Permanent Road as defined in the Lease.

1

NOW THEREFORE, for the same consideration expressed in the Lease, and as hereinafter set forth, the District and the Tenant amend the Lease to include within the Project Site those parcels of real property described on Exhibits “A-1” and “A-2” and depicted on Exhibits “A-3” and “A-4” respectively, and described on Exhibit “B” and depicted on Exhibit “B-1”, attached hereto and made a part hereof, subject to the terms and conditions of the Lease and the additional covenants set forth below:

1.1	RELEASE. The Tenant agrees that if and when the District determines, in its sole discretion that it needs to provide rights of way for the construction of the northerly extension of the Permanent Road, and such rights of way include a portion of the real property described on Exhibit “B” and depicted on Exhibit “B-1”, Tenant agrees that it will release such real property forming a part of the property described on Exhibit “B” and depicted on Exhibit “B-1” as is required for the rights of way for the northerly extension of the Permanent Road. In consideration of this release by the Tenant, the District agrees that it will use its best efforts to obtain the agreement of the Louisiana Department of Transportation (“DOTD”) to permit the roadway constructed by the Tenant through the parcel described on Exhibit “B” and depicted on Exhibit “B-1” to continue to connect to the Permanent Road, with modifications as may be required by DOTD, thereby providing roadway ingress and egress to the Project Site at this location. Tenant agrees that except for the construction of a roadway and utilities, it will not construct any buildings or improvements on the real property described on Exhibit “B” and depicted on Exhibit “B-1”.

1.2	SERVITUDES AND IMPROVEMENTS. The inclusion of the real property described on Exhibits “A”, “A-1”, “A-2”, “A-3”, “A-4”, “B” and “B-1” as part of the Project Site is made subject to all rights of way and servitudes of record. In addition, with respect to the real property described on Exhibit “A-1”, the District reserves unto itself the right to establish, construct, and maintain servitudes for utilities, drainage, or other similar uses, and for the construction, operation, and maintenance of a road, which may be dedicated as a legal servitude for public uses, extending in a westerly direction from Avenue L’Auberge. The Tenant agrees that it will not construct any improvements on the real property described on Exhibit “A-1” except the road bearing the name Avenue L’Auberge and utilities that serve the Project Site.

1.3	TERMINATION OF RESTRICTIVE COVENANTS. The District and the Tenant are the owners of the majority of the property (a portion of the Project Site, the property described on Exhibit “A” and adjacent property) subjected to restrictive covenants established by James Harley Kiser and Mrs. Ruth Kiser by an instrument dated September 11, 1953 recorded in Conveyance Book 537, page 572, of the records of Calcasieu Parish, Louisiana. Due to the development of the Project Site, the restrictive covenants are not in keeping with such commercial development and the Tenant and the District hereby revoke and terminate the restrictive covenants as set forth in the instrument dated September 11, 1953, recorded in Conveyance Book 537, page 572, of the records of Calcasieu Parish, Louisiana.

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1.4	ADDITIONAL RENT. The Tenant and the District agree that no additional rental shall be due for in inclusion of the real property described and depicted on Exhibits “A-1”, “A-2”, “A-3” and “A-4” as part of the Project Site.

Tenant and the District agree that as to the Property described on Exhibit “B” and depicted on Exhibit “B-1”, the Tenant shall pay the District as additional annual rent the sum of $6,270.00, payable in accordance with the terms for the calculation of the rental as set forth on Corrected Exhibit “3” paragraph “A” of the Lease. The additional annual rent provided for in this Section 1.4 shall not be subject to any credits, including the credits for mitigation expenses for wetlands provided for in paragraph “C” on the Corrected Exhibit “3” of the Lease.

THUS DONE AND SIGNED on this 24th day of May, 2005, at Lake Charles, Louisiana, in the presence of the undersigned competent witnesses.

WITNESSES:	LAKE CHARLES HARBOR AND TERMINAL DISTRICT

BY:

(signature)	R. ADAM McBRIDE ACTING PORT DIRECTOR
Michelle Bolen
(print name)

(signature)

Judy Beckler	Approved by:
(print name)

MICHAEL K. DEES
General Counsel, Port

3

THUS DONE AND SIGNED on this 27th day of May, 2005, at Lake Charles, Louisiana, in the presence of the undersigned competent witnesses.

WITNESSES:	PNK (LAKE CHARLES), L.L.C.

BY: PINNACLE ENTERTAINMENT, INC.

(signature)

Cliff Kortman	ITS: Sole Member

(print name)
BY:

DANIEL R. LEE CHIEF EXECUTIVE OFFICER

(signature)

John A. Godfrey

(print name)

4

PROPOSED PINNACLE LEASE AREA (PART OF

PREVIOUSLY ABANDONED CAGLE LANE)

CITY OF LAKE CHARLES, LOUISIANA

SHEET 1 OF 2

NOTE:

1)	BEARINGS SHOWN HEREON ARE REFERENCED TO THE LOUISIANA STATE PLANE COORDINATE SYSTEM (NAD83).

2)	RIGHT OF WAY LINES FOR THE PINNACLE ACCESS ROAD AS SHOWN HEREON WERE OBTAINED FROM INFORMATION PROVIDED BY ABMB ENGINEERS, INC.

3)	DATE: MAY 11, 2005

DESCRIPTION:

PROPOSED PINNACLE LEASE AREA (PART OF PREVIOUSLY ABANDONED CAGLE LANE)

That certain tract or strip of land being The North Half of all that portion of Cagle Lane lying West of the East right-of-way line of the Pinnacle Access Road, lying in the Northeast Quarter of the Northeast Quarter (NE/4 of NE/4) of Section 14 and the Southeast Quarter of the Southeast Quarter (SE/4 of SE/4) of Section 11, Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana, being more particularly described as follows to-wit:

Commencing at the Southwest corner of the Barthelemew Lebleu Claim of Irregular Section Thirty-eight (38), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana, said point also being on the South right-of-way line of Cagle lane;

Thence North 88° 15’ 23” West, along said South right of way line of Cagle lane, for a distance of 40.11 feet to the intersection with the East right-of-way line of the aforesaid Pinnacle Access Road, said point lying in a tangent curve to the right having a radius of 280.00 feet and a central angle of 112° 25’ 55”;

Thence North, along said tangent curve to the right and East right-of-way line, through an angle of 06° 08’ 32”, for an arc length distance of 30.02 feet to the intersection with the centerline of said Cagle lane, the Point of Beginning and Southeast corner of herein described tract;

Thence North 88° 15’ 23” West, along said centerline of Cagle Lane, for a distance of 130.84 feet to the West line of the aforesaid Northeast Quarter of the Northeast Quarter (NE/4 of NE/4) of Section 14, the Southwest corner of herein described tract;

Thence North 00° 54’ 47” East, along said West line of the Northeast Quarter of the Northeast Quarter (NE/4 of NE/4) of Section 14, for a distance of 30.00 feet to the intersection with the North right-of-way line of the aforesaid Cagle Lane, the Northwest corner of herein described tract;

Thence South 88° 15’ 23” East, along said North right-of-way line of Cagle Lane, for a distance of 134.82 feet to the intersection with the aforesaid East right-of-way line of the Pinnacle Access Road, said point lying in a tangent curve to the left having a radius of 280.00 feet and a central angle of 112° 25’ 55”;

Thence South, along said tangent curve to the left and said East right-of-way line of the Pinnacle Access Road, through an angle of 06° 11’ 05”, for an arc length distance of 30.22 feet to the Point of Beginning.

Herein described tract containing 0.09 acres, more or less.

EWW

EXHIBIT A-1

AREA NORTH OF PINNACLE PARCEL 2

NOTE:

1)	BEARINGS SHOWN HEREON ARE REFERENCED TO THE LOUISIANA STATE PLANE COORDINATE SYSTEM (NAD83).

2)	TITLE RESEARCH INFORMATION WAS NOT REQUIRED, FURNISHED TO OR CONDUCTED BY THE SURVEYOR DURING THE COURSE OF THE SURVEY, OR FOR PREPARATION OF THIS PLAT.

3)	WEST BOUNDARY LINE OF SECTION 38 WAS OBTAINED FROM BOUNDARY SURVEY OF AUSTIN ESTATE IN LOT SIX – BARTHELEMEW LEBLEU CLAIM BY MORRISON SURVEYING, INC. DATED 11/13/00.

DESCRIPTION:

That certain tract or strip of land lying in the Southeast Quarter of the Southeast Quarter (SE/4 of SE/4) of Section 11, Township 10 South, Range 9 West, Calcasieu Parish, Louisiana, being more particularly described as follows to-wit:

Commencing at the Southwest corner of the Barthelemew Lebleu Claim of Irregular Section Thirty-eight (38), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana, said point also being on the South right-of-way line of Cagle lane;

Thence North 22° 21’ 49” East, along the West line of said Irregular Section 38, for a distance of 254.60 feet to the Northeast corner of the Pinnacle Entertainment Parcel 2;

Thence North 89° 11’ 50” West, along the North line of said Pinnacle Entertainment Parcel 2, for a distance of 64.51 to the West line of the Future Sam’s Club tract, the Point of Beginning and Southeast corner of herein described tract;

Thence North 89° 11’ 50” West, along the North line of said Pinnacle Entertainment Parcel 2, for a distance of 198.78 feet to the Northwest corner of said Pinnacle Entertainment Parcel 2, said point also being on the West line of the Southeast Quarter of the Southeast Quarter (SE/4 of SE/4) of the aforesaid Section 11, the Southwest corner of herein described tract;

Thence North 00° 46’ 32” East, along said West line of the Southeast Quarter of the Southeast Quarter (SE/4 of SE/4), for a distance of 120.00 feet to a point on the South line of Pinnacle Entertainment Parcel 1, the Northwest corner of herein described tract;

Thence South 89° 11’ 50” East, along said South line of said Pinnacle Entertainment Parcel 1 and on Easterly Extension thereof, for a distance of 246.25 feet to the intersection with the aforesaid West line of the Future Sam’s Club tract, the Northeast corner of herein described tract;

Thence South 22° 21’ 49” West, along said West line of the Future Sam’s Club tract, for a distance of 129.03 feet to the Point of Beginning.

Herein described tract containing 26,701.61 square feet or 0.61 acres, more or less.

EWW

EXHIBIT A-2

90.0'
120.0'
263.29'
11
14
38
PINNACLE
PARCEL 2
233.98'
173.97'
N00°54'47"E
190.48'
254.80'
S88°15'23"E
134.82'
58.83'
L1
L2
C1
C2
P.O.B.
EX. 5/8" ROD
EX. 5/8" ROD
1.8' SOUTH
& 1.3' WEST
N88°15'23"W
130.09'
40.11'
P.O.C.
SW. COR. SEC. 38
T-10-S, R-9-W
LIMITS OF PROPOSED
ABANDONMENT
EX. 3/4" PIPE
PARCEL 10-18
JAMES HARLEY KISER & RUTH
WOODSON KISER
TO STATE OF LOUISIANA
6/2/61
PARCEL 10-1
CHARLES H AUSTIN, JR. ET AL
TO STATE OF LOUISIANA
12/5/61
FUTURE SAM'S CLUB
BARBE ET AL
PARCEL 11-13
PAUL J. BARBE ET AL
TO STATE OF LOUISIANA
12/26/61
CAGLE LANE
14
1168.91'
PARCEL 21-3
INTERSTATE 210 INVESTMENTS TO
STATE OF LOUISIANA
(PER SHT. 21 S.P. 810-06-0014)
14
PROPOSED NELSON ROAD EXTENSION
PROPOSED 90' RIGHT OF WAY
SWANSON ROAD
SMALL LOTS
(VARIOUS OWNERS)
PUBLIC ROAD
W. LINE OF NE/4 OF NE/4
PROPOSED PINNACLE ACCESS ROAD
NELSON ROAD
I-210 (WEST BOUND)

CURVE TABLE		
CURVE	LENGTH	RADIUS
C1	30.02	280.00
C2	30.22	280.00

LINE TABLE		
LINE	LENGTH	BEARING
L1	130.84	N88°15'23"W
L2	30.00	N00°54'47"E

PREPARED BY
MORRISON SURVEYING, INC.
G.P.S., BOUNDARY, TOPOGRAPHIC, SUBDIVISION, INDUSTRIAL AND PIPELINE SURVEYS
N. CITIES SERVICE HWY. P.O. BOX
SULPHUR, LA
PHONE:

NOTE:
SEE SHEET 1 OF 2 FOR SURVEY NOTES AND LEGAL DESCRIPTION.

DETAIL SKETCH
SCALE: 1" = 100'

EXHIBIT A-3

AREA NORTH OF PINNACLE PARCEL 2

S89°11'50"E 246.25'
64.51'
N00°46'32"E 120.00'
N89°11'50"W 198.78'
64.51'
P.O.B.
NE. COR. PINNACLE PARCEL 2
11
14
38
PINNACLE PARCEL 2
FUTURE SAM'S CLUB
PROPOSED NELSON ROAD EXTENSION
S88°15'23"E 193.65'
222.07'
EX. 5/8" ROD
S01°44'48"W 60.00'
CAGLE LANE
170.20'
N88°15'23"W 221.20'
51.00'
EX. 5/8" ROD 1.8' SOUTH & 1.3' WEST
P.O.C.
SW. COR. SEC. 38 T-10-S, R-9-W
EX. 3/4" PIPE
14
1168.91'
PROPOSED PINNACLE ACCESS ROAD
SWANSON ROAD
SMALL LOTS (VARIOUS OWNERS)
PUBLIC ROAD
14
W. LINE OF NE/4 OF NE/4
NELSON ROAD
I-210 (WEST BOUND)

PREPARED BY
MORRISON SURVEYING, INC.
G.P.S., BOUNDARY, TOPOGRAPHIC, SUBDIVISION, INDUSTRIAL AND PIPELINE SURVEYS
SULPHUR, LA

NOTE:
SEE SHEET 1 OF 2 FOR SURVEY NOTES AND LEGAL DESCRIPTION.

DETAIL SKETCH
SCALE: 1" = 100'

EXHIBIT A-4

PROPOSED ADDITIONAL LEASE AREA

DESCRIPTION:

That certain tract or parcel of land lying in Section Eleven (11), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana, being more particularly described as follows to-wit:

Commencing at the Southwest corner of the Barthelemew Lebleu Claim of Irregular Section Thirty-eight (38), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana;

Thence North 22° 21’ 49” East, along the West line of said Section Thirty Eight (38), for a distance of 2250.55 feet;

Thence North 67° 38’ 11” West, perpendicular to said West line of Section 38, for a distance of 114.72 feet to the Northwest corner of the Nelson Road Extension Right-of-way, the Point of Beginning of hereon described tract, said point also lying on the East line of the Pinnacle Parcel 1 Lease property and lying in a tangent curve to the right having a radius of 1054.93 feet and a central angle of 35° 29’ 11”;

Thence North, along said tangent curve to the right and said East line of the Pinnacle Parcel 1 Lease property, through an angle of 17° 52’ 13”, for an arc length distance of 329.03 feet to the Point of Tangent of said curve, said curve having a chord which bears North 05° 21’ 47” East a distance of 327.69 feet;

Thence North 14° 17’ 53” East, along said East line of the Pinnacle Parcel 1 Lease property, for a distance of 389.36 feet;

Thence South 75° 42’ 07” East, along said East line of the Pinnacle Parcel 1 Lease property, for a distance of 40.00 feet;

Thence North 14° 17’ 53” East, along said East line of the Pinnacle Parcel 1 Lease property, for a distance of 630.95 feet to the Northeast comer of said Pinnacle Parcel 1 Lease property;

Thence South 70° 45’ 08” East, along an Easterly extension of the North line of said Pinnacle Parcel 1 Lease property, for a distance of 20.07 feet;

Thence South 14° 17’ 53” West, 20.00 feet East of and parallel with the aforesaid East line of the Pinnacle Parcel 1 Lease property, for a distance of 629.22 feet;

Thence South 75° 42’ 07” East for a distance of 40.00 feet to a point lying 100.00 feet East of said East line of the Pinnacle Parcel 1 Lease property;

EXHIBIT B	1

Thence South 14° 17’ 53” West, 100.00 feet East of and parallel with said East line of the Pinnacle Parcel 1 Lease property, for a distance of 389.36 feet to the Point of curvature of a non-tangent curve to the left having a radius of 954.93 feet and a central angle of 17° 43’ 41”;

Thence South, along said tangent curve to the left, for an arc length distance of 295.47 feet, said curve having a chord which bears South 05° 26’ 03” West, for a distance of 294.29 feet to the North right-of-way line of the aforesaid Nelson Road Extension;

Thence South 85° 04’ 12” West, along said North right-of-way line of the Nelson Road Extension, for a distance of 100.03 feet to the Point of Beginning.

Herein described tract containing 1.90 acres, more or less.

EXHIBIT B	2

CONTRABAND BAYOU
LOT 8
S70°45'08"E 20.07'
20.0'
N14°17'53"E 630.85'
S14°17'53"W 629.22'
EXISTING PINNACLE LEASE LINE
S75°42'07"E 40.00'
S75°42'07"E 40.00'
COVE
LAKE CHARLES HARBOR AND
TERMINAL DISTRICT
PARCEL 1
224.08 ACRES
N14°17'53"E 389.36'
S14°17'53"W 389.36'
100.0'
PROPOSED ADDITIONAL
LEASE AREA
SECTION 11
SECTION 38
LOT 9
P.O.B.
N.W. COR. OF NELSON
ROAD EXTENSION R/W
N22°21'49"E 2250.55'
& N67°38'11"W 114.72'
FROM SW. COR. SEC. 38
T-10-S R-9-W
S85°04'12"W 100.03'
N67°38'11"W 114.72'
LIMITS OF NELSON ROAD R/W
PARCEL 3
2.11 ACRES
N22°21'49"E 2250.55'
NELSON ROAD
EXTENSION
PINNACLE MAIN
ENTRANCE
80' OPTION
ROAD AREA
PARCEL 4
5.39 ACRES ±
PROPOSED ROAD
BLOCK 18 BARBE PROPERTIES, L.L.C.
P.O.C.
SW. COR. SEC. 38
T-10-S R-9-W
SAM'S CLUB
DETAIL SKETCH
PREPARED BY
MORRISON SURVEYING, INC.
SKETCH OF PROPOSED ADDITIONAL
LEASE AREA
FROM LAKE CHARLES HARBOR &
TERMINAL DISTRICT TO PINNACLE
ENTERTAINMENT, AT LA BERGE DU LAC

EXHIBIT B-1